OTHER CURRENT ASSETS - NET	12 Months Ended
Dec. 31, 2013
OTHER CURRENT ASSETS - NET
6.	OTHER CURRENT ASSETS – NET

Other current assets consist of the following:

	As of December 31,
	2012	2013	2013
	(RMB’000)	(RMB’000)	(US$’000)
VAT recoverable	162,195	193,818	32,016
Income taxes recoverable	48,268	1,987	328
Unbilled solar systems integration revenue	60,822	25,775	4,258
Other receivables – net	20,064	33,544	5,540
Prepaid expenses – net	65,435	46,437	7,670

	356,784	301,561	49,812

VAT recoverable represents the excess of VAT expended on purchases over the VAT collected from sales. This amount can be applied against future VAT collected from customers or may be reimbursed by the tax authorities under certain circumstances.

Income taxes recoverable represent the excess of income taxes paid to tax authority over the current income taxes. This amount can be applied against income taxes in future years or may be reimbursed by the tax authorities.

Unbilled solar systems integration revenue represents amounts recognized as revenue for which invoices have not yet been sent to customers as of the balance sheet date.

The balance of other receivables as of December 31, 2012 and 2013 included RMB104,504,000 and RMB104,504,000 (US$17,262,831) respectively, for an advanced payment to one supplier which was reclassified from advance to suppliers to other receivables in 2011 because the Group has claimed the counterparty’s breach of a supply contract and was seeking monetary recovery of the outstanding deposit through legal methods. A provision of RMB54,456,000 and RMB50,048,000 were recorded for the years ended December 31, 2011 and 2012, respectively, as a result of the Group’s assessment of probable loss.